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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (date of earliest event reported): January 19, 2001

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                               I-LINK INCORPORATED
             (Exact name of registrant as specified in its charter)

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               Florida                  0-17973             59-2291344
(State or other jurisdiction of    (Commission File       (I.R.S. Employer
            incorporation)               Number)          Identification No.)


          13751 South Wadsworth Park Drive, Suite 200, Draper, UT 84020
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (801) 576-5000

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Item 5.  Other Events

         On January 22, 2001 the Company issued a Press Release announcing that it had filed a lawsuit in federal district court in Salt Lake City, Utah against Red Cube International, AG, and its US affiliate, Red Cube, Inc. A copy of the complaint that was filed by the Company is attached hereto as Exhibit 99.2. The Press Release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

Exhibit 99.1 Press Release dated January 22, 2001.
Exhibit 99.2 Complaint Filed on January 19, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     I-LINK INCORPORATED
                                     (Registrant)

Dated:  January 23, 2001             By: /s/ John Ames
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                                         John Ames
                                         Chief Financial Officer